UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

ENTRUSTPERMAL

ALTERNATIVE CORE FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of EnTrustPermal Alternative Core Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective November 16, 2018, the Fund compares its performance to the HFRX Global Hedge Fund Index. The Fund no longer uses the Morgan Stanley Capital International (“MSCI”) World Index (Gross), the Bloomberg Barclays U.S. Aggregate Index or a 60/40 Composite Index (consisting of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index) as its benchmarks. The Fund believes that the HFRX Global Hedge Fund Index is a more relevant benchmark for its investment strategies. For additional information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	EnTrustPermal Alternative Core Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

The Federal Reserve Board (the “Fed”)iii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate....”

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until

EnTrustPermal Alternative Core Fund	III

Investment commentary (cont’d)

December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	EnTrustPermal Alternative Core Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return. The Fund typically will invest, directly in securities or other instruments or through underlying funds, including exchange-traded funds (“ETFs”), in the following manner: approximately 50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies, 0% to 50% of its total assets in equity-related investments, 0% to 50% of its total assets in fixed income-related investments and 0% to 40% in cash and cash equivalents.

The Fund may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. A “long” exposure will benefit the Fund when the underlying asset increases in price. A “short” exposure will benefit the Fund when the underlying asset decreases in price. The Fund will typically invest in multiple styles of hedge fund investing that involve investment techniques and strategies that are different from the strategies used by typical mutual funds. The Fund may employ an asset allocation strategy that seeks to exploit perceived inefficiencies or imbalances in equity, fixed income or other asset classes in any region or country. The Fund may also employ various portfolio hedging strategies, including strategies and products that are expected to produce positive returns in adverse market environments or that are used to limit volatility. The Fund may hold fixed income instruments of any maturity or durationi.

The Fund may not invest more than 10% of its total assets in any one investment considered by EnTrustPermal Partners Offshore LP (“EPOLP”), the Fund’s subadviser, to be an alternative investment. EPOLP will allocate assets to securities and other instruments, various ETFs or other underlying funds which, in its opinion, are consistent with the Fund’s investment policies and strategies and invest in the markets and strategies as identified by its asset allocation process.

The Fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests. The Fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by EPOLP to be an alternative investment. The Fund and certain ETFs or other underlying funds may engage in active and frequent trading to achieve their principal investment strategies, resulting in high portfolio turnover.

Prior to January 5, 2018, the Fund operated as a “fund of funds” and pursued its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and ETFs.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Throughout the first quarter of 2018, economic data was mixed. Dominating the headlines were fears regarding a potential trade war between the U.S. and China. In early March 2018, the White House made an announcement that it would increase

EnTrustPermal Alternative Core Fund 2018 Annual Report	1

Fund overview (cont’d)

tariffs on Chinese products. China responded by increasing taxes on a number of U.S. imports, adding fuel to the growing fire. In his first meeting as Chairman of the Federal Reserve Board (the “Fed”)ii, Jerome Powell continued the path towards policy normalization and raised the federal funds rateiii by 25 basis pointsiv, from 1.50% to 1.75%. The Fed also continued to reduce its balance sheet by $20 billion per month during the quarter. Additionally, the U.S. unemployment rate remained steady at 4.1%, its lowest level since pre-financial crisis. Internationally, the Bank of Englandv and the European Central Bank (“ECB”)vi were notably more hawkish than usual, stating that interest rates would need to rise “somewhat earlier and by a somewhat greater extent” than previously anticipated. In Japan, Haruhiko Kuroda was confirmed as the Bank of Japan’s (“BoJ”)vii Governor for another five years. In stark contrast to the U.S. and European monetary policies, Governor Haruhiko Kuroda restated Japan’s need for “powerful monetary easing” to combat low inflation. Despite generally strong earnings, developed market equities posted a loss during the quarter as a result of concerns regarding global trade wars, hawkish central bank activities and higher interest rates. Broad financials performed well however, buoyed by a favorable regulatory environment, benefits from U.S. tax reform legislation that was passed in late 2017 and a rising rate environment. A notable laggard was Facebook, which sold off sharply on concerns over user privacy issues. Emerging market equities gained in the first quarter of 2018 on the back of recovering oil prices and a weaker U.S. dollar. Global fixed income markets also took a step back during the quarter on growing fears of inflation, rising Treasury rates and widening credit spreads. Corporate credit markets sold off, with losses driven by low-rated issues and the Retail & Energy sectors. Making headline news was the bankruptcy filing of iHeart Communications, which added $9.4 billion of bonds to the U.S. high yield default volume. A notable outperformer was Puerto Rico however, whose municipal bonds rose by over 70% during the first quarter of 2018 following a revised fiscal plan that significantly increased projections for debt service capacity. Additionally, the island posted a 19% year-over-year increase in March 2018’s Sales & Use Tax collections, providing further tailwinds. Crude oil posted a strong quarter, rising 7.5% and ending March 2018 at $65 a barrel. Oil gained on considerably tightening inventories and a rise in geopolitical tensions. Gold also rose during the first quarter of 2018 as global market volatility picked up and the U.S. Dollar Index (“USDX”)viii fell for a fifth consecutive quarter.

During the second quarter of 2018, geopolitical developments dominated the headlines, causing wide dispersion among global equity markets as U.S. equities ultimately advanced, while broad European and Asian markets declined. The U.S. market was buoyed by a strong earnings season that broadly exceeded expectations as well as record stock buybacks and improving oil prices. Escalating fear regarding a potential trade war between the U.S. and China was a key driver of volatility, both domestically and abroad throughout the quarter. In June 2018, the Trump administration accused China of unfair trade practices and threatened to put tariffs on as much as $450 billion of goods from China, causing markets to sell-off. Unrest during the second quarter was not limited to U.S. - China tensions however, as Europe also had a number of negative headlines.

2	EnTrustPermal Alternative Core Fund 2018 Annual Report

Despite a weakening euro relative to the U.S. dollar, European equities ended lower as populist activity in southern Europe intensified. In Italy, a new government was formed as the Five Star Movement and League parties created a populist coalition. Additionally, the Prime Minister of Spain, Mariano Rajoy was ousted at the end of May 2018 after he lost a vote-of-no-confidence. These two events coupled together renewed fears of instability in the European Union (“EU”).

Fixed income markets provided mixed returns in the second quarter of 2018 as U.S. investment grade fixed income markets fell, while high yield markets fared relatively well. During the quarter, the Fed voted to hike the federal funds rate by 25 basis points to 2.00%. As the Fed continues its path of policy normalization, the market is adjusting to higher interest rates. The yield on the U.S. ten year Treasury crossed the 3%-mark intra-quarter for the first time since 2014, further pressuring the bond market. During the second quarter, Puerto Rico’s Cofina debt securities benefited from a deal by the agents of the Cofina and Commonwealth creditor groups regarding the split of the sales and use taxes. In addition, the Puerto Rican economy continued to exceed expectations: unemployment reached a 30-year low, and tax collections grew 23% year-over-year. Emerging market bonds continued their year-to-date decline as the U.S. dollar strengthened and investors searched for yield domestically as U.S. rates steadily increased. Crude oil posted a strong quarter, rising 14.2% and ending June 2018 at $74 a barrel, its highest price since 2014. Elsewhere in commodities, gold had a negative quarter, tumbling over 5% as the USDX rose sharply after posting five consecutive quarterly losses.

Throughout the third quarter of 2018, positive economic data and strong corporate earnings drove developed market equities forward. Stronger-than-expected wage growth, increased stock buybacks, sub-4% unemployment and improving consumer confidence buoyed U.S. equities as the S&P 500 Indexix advanced nearly 8%. FAANG (Facebook, Apple, Amazon, Netflix and Alphabet’s Google) experienced wide dispersion throughout the third quarter as Facebook and Netflix sold off after posting disappointing earnings. Facebook, in particular, has come under increasing scrutiny by the U.S. government concerning its security practices. On the other hand, Apple and Amazon recorded positive quarters and each crossed an iconic benchmark, becoming the first two public American companies to record a market cap of $1 trillion.

Internationally, equities did not fare as well. In the U.K., the FTSE 100 Indexx declined as investor’s fears of a no-deal Brexit intensified. Within emerging market equities, escalating tensions between the U.S. and China drove markets lower. The U.S. imposed tariffs on an additional $200 billion of imports from China during the quarter, which is in addition to the $50 billion that has already been taxed this year. Additionally, President Trump has threatened to place tariffs on another $267 billion worth of imports if China takes retaliatory measures.

Fixed income markets provided mixed returns in the third quarter with the backdrop of further rate hikes by the Fed and rising Treasury yields. At the Fed’s September 2018 meeting, Chairman Jerome Powell announced the decision to hike the federal funds rate by 25 basis points for a third time this year to 2.25%. Despite President Trump’s concerns that rising rates may decrease the

EnTrustPermal Alternative Core Fund 2018 Annual Report	3

Fund overview (cont’d)

competitiveness of the U.S. globally, Powell maintained the Fed’s forecast for four rate hikes in 2018, citing strong economic growth and low unemployment. Despite this backdrop, the Bloomberg Barclays U.S. Aggregate Indexxi ultimately finished the quarter flat as these concerns were offset as investors flocked to relative safety amid fears regarding the stability of the new Italian government as well as Turkey and other emerging markets. Elsewhere, in Japan, the BoJ announced their decision to adjust policy framework by allowing for greater flexibility of their ten-year yield and to loosen their tight control over the yield curvexii.

The Bloomberg Commodities Indexxiii posted a negative quarter as both crude oil and gold ended the third quarter in negative territory. Crude prices cooled off after posting a strong rally in the first half of 2018 on the back of higher-than-expected inventories. Gold, which has historically been a strong hedge against the U.S. dollar, recorded a loss as the USDX advanced in the third quarter.

Global equities faced high levels of volatility throughout the fourth quarter of 2018 as the MSCI World Indexxiv declined sharply, concluding its worst year since 2008. In the U.S. midterm elections, the Democrats took control of the House and the Republicans increased their majority in the Senate, an outcome that was widely expected. Additionally, President Trump ordered a partial shutdown of the government over a funding dispute for his proposed U.S.-Mexico border wall. Roughly 25% of the federal government has been directly affected, including the Department of Commerce, who stated they would not issue any economic data such as U.S. gross domestic product (“GDP”)xv growth or inflation during the shutdown. Also, during the quarter, yet another member of President Trump’s cabinet, Secretary of Defense Jim Mattis, resigned. Secretary Mattis cited differences with President Trump, particularly over the direction of U.S. military involvement in Syria, as the key reason for his departure.

Internationally, U.K’s Prime Minister Theresa May survived a vote-of-no-confidence, although public progress related to a Brexit deal remains stagnant. The U.K. is due to leave the EU on March 29, 2019, and without an agreement in place, Britain’s economic conditions may deteriorate significantly. Elsewhere in Europe, the EU and the Italian government announced a new budget deal for Italy’s 2019 spending plan. The agreement decreased Italy’s original target deficit from 2.40% to 2.04%, a target that is deemed economically plausible by the EU. China continued to suffer on slowing growth, weakness in global exports and ongoing tensions related to trade negotiations with the U.S. The most notable exception to the fourth quarter volatility was Brazil, as the Bovespa Indexxvi advanced more than 10% in response to Jair Bolsonaro’s victory in Brazil’s presidential election.

Fixed income markets provided mixed returns in the fourth quarter of 2018. At the Fed’s December 2018 meeting, Chairman Jerome Powell announced the decision to hike the federal funds rate by 25 basis points for a fourth time this year to 2.50%. Equity markets sold off further upon this announcement, despite Jerome Powell’s projection that there would only be two rate hikes in 2019, down from the previous forecast of three. The yield of the U.S. ten-year Treasury dropped by 38 basis points as investors flocked to safety in high grade fixed income securities. Internationally, the ECB announced the end of its quantitative easing program, concluding the

4	EnTrustPermal Alternative Core Fund 2018 Annual Report

era of mass monetary stimulus in the Eurozone.

The Bloomberg Commodities Index posted a negative quarter as crude oil prices plunged from $73 to $45 a barrel. Oil fell on rising supply, largely led by U.S. producers, and on fears of a slowdown in Chinese demand. Elsewhere in commodities, gold advanced as precious metals received flight-to-safety flows amid broader market volatility.

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best risk adjusted opportunities across asset classes, investment styles and strategies, and geographies. Entering 2018, the Fund maintained net long positions in the Risk Arbitrage, Energy Infrastructure, Abenomics (Japanese equities), European Recovery (European equities), Structured Credit (mortgage REITsxvii), U.S. Banks, Alternative Asset Managers, Gold, Energy Equities and Event Driven themes. The Fund also maintained net short exposure in Packaged Goods, Semiconductors and Tactical Trading/Portfolio Hedging themes.

During the first quarter of the reporting period, we rotated out of the Short Semiconductors and European Recovery themes and added themes focused on Greek Equities and U.S. Airlines. Greece was recovering after having been the catalyst of the European debt crisis. Tailwinds for Greece included improving bank liquidity and a stabilizing political situation. The Airlines theme was added given that we believed that the airline industry would benefit from a number of structural and secular tailwinds, including an oligopolistic market, high barriers to entry and decreasing corporate tax rates. We also decreased the Fund’s exposure towards Tactical Trading/Portfolio Hedging during the quarter to take profits on market volatility.

During the second quarter of the reporting period, we rotated out of the Airlines theme given a sharp rise in the cost of fuel, which caused a number of airlines to lower forward guidance. We also added two new themes during the quarter, Spin-Offs and Electric Metals. The Spin-Off theme was added in response to the trend of de-conglomeration seen as large corporations attempt to improve operational efficiencies and narrow their breadth by spinning or selling off subsidiaries and non-core business units. The Electric Metals theme was added given our view that an electric vehicle revolution has been unfolding slowly and may disrupt the auto and energy industries over the next few decades.

During the third quarter of the reporting period, we rotated out of the Abenomics and Greek Equities themes and added two new themes, Systematic Equity Market Neutral and Short Retail. We exited out of Abenomics as, in our opinion, Japan is a potential casualty from a slowdown in China caused by increasing potential of a damaging trade war. We changed the Fund’s outlook on Greek equities given the broader political uncertainty in the Mediterranean and increased contagion in the emerging markets sector. The Systematic Equity Market Neutral theme is betaxviii neutral and looks to own unpopular, profitable companies and short popular unprofitable companies. It seeks to capitalize on the anomaly that investors tend to overpay for popular stocks. The Short Retail theme was added to capitalize on our view that the traditional moat around brands and brick-and-mortar stores is slowly

EnTrustPermal Alternative Core Fund 2018 Annual Report	5

Fund overview (cont’d)

vanishing and will face top-line pressure from companies with an established e-commerce presence.

During the fourth quarter of the reporting period, we rotated out of the Alternative Asset Managers theme and covered the Fund’s exposure towards super-regional banks to focus solely on smaller community banks that are attractive acquisition targets. We also increased the Fund’s exposure to Short Retail and increased its exposure to Electric Metals on weakness as the broader sector sold off during the quarter. Additionally, the Tactical Trading/Portfolio Hedging theme was increased amid heightened levels of market volatility. Lastly, a new theme, Trade War, was added during the fourth quarter to capitalize on the dislocation in Chinese markets as a result of growing tensions between the U.S. and China.

The Fund uses derivatives for a variety of reasons. During the reporting period, the Fund used derivatives to hedge foreign currency exposure from holdings in international equities. The hedge against the British pound was a small detractor to performance. The Fund may also use derivatives to hedge unwanted equity market risk. The put options against the S&P 500 detracted from performance in 2018, however a short futures position against the S&P 500 contributed to Fund performance. The Fund also used futures contracts to gain short exposure to German Bunds, which ultimately detracted from performance. Additionally, we may use derivatives to obtain targeted, thematic exposure. For example, the Short Retail theme and Short High Yield Debt Sensitive Equities sub-theme were expressed through separate total return swaps that generated positive performance during the period. Call options on natural gas also contributed to performance.

Performance review

For the twelve months ended December 31, 2018, Class A shares of EnTrustPermal Alternative Core Fund, excluding sales charges, returned -9.50%. The Fund’s new unmanaged benchmark, the HFRX Global Hedge Fund Indexxix, returned -6.72%. The Fund’s former benchmarks, the MSCI World Indexxx (Gross) and the Bloomberg Barclays U.S. Aggregate Index, returned -8.20% and 0.01%, respectively, for the same period. The 60/40 Composite Indexxxi, consisting of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index, returned -4.76% over the same time frame. The Lipper Alternative Multi-Strategy Funds Category Average1 returned -5.39% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 204 funds in the Fund’s Lipper category, and excluding sales charges, if any.

6	EnTrustPermal Alternative Core Fund 2018 Annual Report

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
EnTrustPermal Alternative Core Fund:
Class A	-6.99%	-9.50%
Class C	-7.35%	-10.14%
Class FI	-6.99%	-9.51%
Class I	-6.88%	-9.34%
Class IS	-6.89%	-9.24%
HFRX Global Hedge Fund Index	-5.92%	-6.72%
MSCI World Index (Gross)	-8.89%	-8.20%
Bloomberg Barclays U.S. Aggregate Index	1.65%	0.01%
60/40 Composite Index	-4.64%	-4.76%
Lipper Alternative Multi-Strategy Funds Category Average[1]	-3.89%	-5.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on EPOLP’s overall allocation decisions and top-down and bottom-up implementation.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.58%, 2.32%, 1.57%, 1.33% and 1.30%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) will not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture. Total annual fund operating expenses after waiving fees

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 212 funds for the six-month period and among the 204 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

EnTrustPermal Alternative Core Fund 2018 Annual Report	7

Fund overview (cont’d)

and/or reimbursing expenses exceed the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expenses on securities sold short. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. At the theme level, the top contributors to performance during the reporting period were the Tactical Trading, Short Retail, Structured Credit, Short Packaged Goods and Risk Arbitrage themes. Within Tactical Trading, short high yield debt sensitive equities benefited amidst heightened levels of market volatility. The theme’s long natural gas call options also contributed to performance. Within the Short Retail theme, performance was buoyed as specialty retailers have been challenged by the rise of Amazon and other e-commerce focused companies. Within Structured Credit, the basket of mortgage REITs performed well as spreads tightened and their yields remained attractive. Within Short Packaged Goods, the Short Packaged Foods sub-theme contributed positively to performance as the sector was challenged by private label brand disruptors. Lastly, the Risk Arbitrage theme contributed amidst a favorable mergers & acquisitions (“M&A”) regulatory environment.

Q. What were the leading detractors from performance?

A. At the theme level, top detractors from performance during the reporting period were Energy Equities, Electric Metals, U.S. Banks, Energy Infrastructure and Airlines. The Energy Equities & Energy Infrastructure themes were challenged throughout the period as the price of a barrel of crude oil dropped from $60 at the beginning of the year to $45. The Electric Metals theme declined as exposure towards emerging markets and exposure to the prices of underlying metals drove negative performance. U.S. banks declined during the reporting period amidst a flattening yield curve, a government shutdown and slowing economic growth. Lastly, the Airlines theme fell during the period as a number of major U.S. Airlines lowered forward guidance.

Thank you for your investment in EnTrustPermal Alternative Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

8	EnTrustPermal Alternative Core Fund 2018 Annual Report

Sincerely,

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

EnTrustPermal Partners Offshore LP

Michael Golino

Co-Portfolio Manager

EnTrustPermal Partners Offshore LP

January 24, 2019

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds, including ETFs. The Fund may employ leverage, which may increase volatility and possibility of loss. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund and some of the underlying funds may employ short selling, which is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover rates and transaction costs. The Fund may invest in unregistered hedge funds, which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. There is no assurance that these and other strategies used by the Fund will be successful. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Equity securities are subject to market and price fluctuations. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes and master limited partnerships. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

EnTrustPermal Alternative Core Fund 2018 Annual Report	9

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

ix	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[x]

The FTSE 100 Index comprises the 100 most highly capitalized blue-chip companies, representing approximately 81% of the U.K. market. It is used extensively as a basis for investment products, such as derivatives and exchange-traded funds.

xi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiii

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

xiv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

xvi	Bovespa Index is a gross total return index weighted by free float market cap and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

xvii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

xviii

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

xix

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xx	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xxi

The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index.

10	EnTrustPermal Alternative Core Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives, such as forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

#	Prior year percentages have been restated to reflect current period classifications, as a result of the change in the Fund’s investment strategy (See Note 1).

*	Represents less than 0.1%.

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡

The bar graph above represents the composition of the Fund’s securities sold short as of December 31, 2018 and December 31, 2017 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

#	Prior year percentages have been restated to reflect current period classifications, as a result of the change in the Fund’s investment strategy (See Note 1).

EnTrustPermal Alternative Core Fund 2018 Annual Report	11

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-6.99%	$1,000.00	$930.10	1.26%	$6.13	Class A	5.00%	$1,000.00	$1,019.61	1.26%	$6.41
Class C	-7.35	1,000.00	926.50	2.01	9.76	Class C	5.00	1,000.00	1,015.88	2.01	10.21
Class FI	-6.99	1,000.00	930.10	0.62	3.02	Class FI	5.00	1,000.00	1,019.91	0.62	3.16
Class I	-6.88	1,000.00	931.20	1.05	5.11	Class I	5.00	1,000.00	1,020.97	1.05	5.35
Class IS	-6.89	1,000.00	931.10	0.94	4.58	Class IS	5.00	1,000.00	1,021.02	0.94	4.79

12	EnTrustPermal Alternative Core Fund 2018 Annual Report

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

EnTrustPermal Alternative Core Fund 2018 Annual Report	13

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/18	-9.50%	-10.14%	-9.51%	-9.34%	-9.24%
Five Years Ended 12/31/18	-0.11	-0.85	-0.11	0.12	0.14
Inception* through 12/31/18	4.87	4.08	4.85	5.11	5.12

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/18	-14.72%	-11.04%	-9.51%	-9.34%	-9.24%
Five Years Ended 12/31/18	-1.29	-0.85	-0.11	0.12	0.14
Inception* through 12/31/18	4.23	4.08	4.85	5.11	5.12

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/18)	58.68%
Class C (Inception date of 4/13/09 through 12/31/18)	47.46
Class FI (Inception date of 4/13/09 through 12/31/18)	58.51
Class I (Inception date of 4/13/09 through 12/31/18)	62.36
Class IS (Inception date of 4/13/09 through 12/31/18)	62.44

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

14	EnTrustPermal Alternative Core Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of EnTrustPermal Alternative Core Fund vs. MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index, 60/40 Composite Index and HFRX Global Hedge Fund Index†‡ — April 13, 2009 - December 2018

Value of $1,000,000 invested in

Class I and IS Shares of EnTrustPermal Alternative Core Fund vs. MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index, 60/40 Composite Index and HFRX Global Hedge Fund Index†‡ — April 13, 2009 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect

EnTrustPermal Alternative Core Fund 2018 Annual Report	15

Fund performance (unaudited) (cont’d)

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of EnTrustPermal Alternative Core Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index, 60/40 Composite Index and HFRX Global Hedge Fund Index. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡

Effective November 16, 2018, the Fund compares it’s performance to the HFRX Global Hedge Fund Index. The Fund no longer uses the MSCI World Index (Gross), the Bloomberg Barclays U.S. Aggregate Index or the 60/40 Composite Index. The Fund believes that the HFRX Global Hedge Fund Index is a more relevant benchmark for its investment strategies.

Prior to January 5, 2018, the Fund was a “fund of funds”, which pursued its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”).

16	EnTrustPermal Alternative Core Fund 2018 Annual Report

Consolidated schedule of investments

December 31, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Common Stocks — 49.7%
Communication Services — 2.5%
Media — 2.5%
Liberty Media Corp-Liberty SiriusXM, Class C Shares	87,100	$3,220,958	*
Consumer Discretionary — 6.3%
Internet & Direct Marketing Retail — 6.3%
Alibaba Group Holding Ltd., ADR	4,600	630,522	*
Amazon.com Inc.	400	600,788	*
Delivery Hero SE	19,200	713,055	*(a)(b)
eBay Inc.	24,400	684,908	*
GrubHub Inc.	8,700	668,247	*
Just Eat PLC	99,400	743,512	*(b)
Liberty Expedia Holdings Inc., Class A Shares	86,000	3,363,460	*
Wayfair Inc., Class A Shares	6,200	558,496	*
Total Consumer Discretionary		7,962,988
Energy — 9.2%
Oil, Gas & Consumable Fuels — 9.2%
Anadarko Petroleum Corp.	14,900	653,216
Cheniere Energy Inc.	19,500	1,154,205	*
Continental Resources Inc.	16,300	655,097	*
Devon Energy Corp.	30,300	682,962
Diamondback Energy Inc.	10,700	991,890
Falcon Minerals Corp.	89,100	757,350
GasLog, Ltd.	20,300	334,138
Golar LNG Ltd.	46,200	1,005,312
Kinder Morgan Inc.	74,100	1,139,658
Magnolia Oil & Gas Corp.	101,700	1,140,057	*
Marathon Oil Corp.	53,400	765,756
Occidental Petroleum Corp.	11,300	693,594
Pioneer Natural Resources Co.	5,400	710,208
WPX Energy Inc.	84,700	961,345	*
Total Energy		11,644,788
Financials — 17.0%
Banks — 7.1%
Atlantic Capital Bancshares Inc.	25,500	417,435	*
Banc of California Inc.	31,600	420,596
Banner Corp.	8,300	443,884
Baycom Corp.	20,600	475,654	*
Central Valley Community Bancorp	25,600	483,072

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	17

Consolidated schedule of investments (cont’d)

December 31, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Banks — continued
FB Financial Corp.	12,400	$434,248
First Foundation, Inc.	31,600	406,376	*
IBERIABANK Corp.	6,800	437,104
Independent Bank Group Inc.	9,000	411,930
LegacyTexas Financial Group Inc.	12,900	413,961
Metropolitan Bank Holding Corp.	14,300	441,155	*
MidSouth Bancorp Inc.	39,100	414,460
Old Line Bancshares Inc.	17,200	452,704
Pacific Premier Bancorp Inc.	15,800	403,216	*
PacWest Bancorp	12,300	409,344
Peapack Gladstone Financial Corp.	18,200	458,276
Pinnacle Financial Partners Inc.	8,300	382,630
QCR Holdings, Inc.	13,700	439,633
Seacoast Banking Corp. of Florida	16,000	416,320	*
Texas Capital Bancshares Inc.	8,300	424,047	*
Veritex Holdings Inc.	19,300	412,634	*
Total Banks		8,998,679
Insurance — 1.2%
Aspen Insurance Holdings, Ltd.	35,400	1,486,446
Mortgage Real Estate Investment Trusts (REITs) — 8.7%
Chimera Investment Corp.	78,175	1,393,078
KKR Real Estate Finance Trust Inc.	74,900	1,434,335
MFA Financial Inc.	221,900	1,482,292
New Residential Investment Corp.	115,800	1,645,518
PennyMac Mortgage Investment Trust	53,500	996,170
Redwood Trust Inc.	90,600	1,365,342
Starwood Property Trust Inc.	66,529	1,311,287
TPG RE Finance Trust Inc.	76,000	1,389,280
Total Mortgage Real Estate Investment Trusts (REITs)		11,017,302
Total Financials		21,502,427
Health Care — 2.5%
Health Care Technology — 1.3%
athenahealth Inc.	12,900	1,701,897	*
Pharmaceuticals — 1.2%
Takeda Pharmaceutical Co., Ltd.	45,200	1,533,669	(b)
Total Health Care		3,235,566
Industrials — 1.1%
Aerospace & Defense — 1.1%
Arconic Inc.	79,800	1,345,428

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Core Fund 2018 Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Information Technology — 5.3%
Electronic Equipment, Instruments & Components — 2.9%
Orbotech Ltd.	65,100	$3,680,754	*
Semiconductors & Semiconductor Equipment — 1.6%
NXP Semiconductors NV	27,400	2,007,872
Software — 0.8%
Red Hat Inc.	6,000	1,053,840	*
Total Information Technology		6,742,466
Materials — 5.8%
Chemicals — 1.1%
Albemarle Corp.	6,000	462,420	*
Livent Corp.	32,300	445,740	*
Sociedad Quimica y Minera de Chile SA, ADR	12,700	486,410
Total Chemicals		1,394,570
Metals & Mining — 4.7%
BHP Billiton Ltd.	11,600	560,164	*
Eramet	7,100	491,022	*(b)
First Quantum Minerals Ltd.	62,000	501,377
Freeport-McMoRan Inc.	52,500	541,275
Glencore PLC	160,700	592,720	(b)
Independence Group NL	215,000	578,407	(b)
Lundin Mining Corp.	121,700	502,775
Southern Copper Corp.	16,400	504,628
Sumitomo Metal Mining Co., Ltd.	20,100	534,599	(b)
Vale SA, ADR	44,500	586,955	*
Western Areas Ltd.	377,700	527,084	(b)
Total Metals & Mining		5,921,006
Total Materials		7,315,576
Total Common Stocks (Cost — $71,998,924)		62,970,197
Investments in Underlying Funds — 11.5%
iShares MSCI Emerging Markets ETF	137,700	5,378,562
Pershing Square Holdings Ltd.	99,597	1,283,750	*(b)
SPDR Gold Trust — SPDR Gold Shares	64,595	7,832,144	*
Total Investments in Underlying Funds (Cost — $15,598,195)		14,494,456

	Shares/Units
Master Limited Partnerships — 4.8%
Energy — 4.8%
Energy Transfer LP	81,400	1,075,294
Hess Midstream Partners LP	54,100	918,618

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	19

Consolidated schedule of investments (cont’d)

December 31, 2018

EnTrustPermal Alternative Core Fund

Security			Shares/Units	Value
Energy — continued
MPLX LP			34,500	$1,045,350
NGL Energy Partners LP			113,600	1,089,424
Noble Midstream Partners LP			33,200	957,488
Plains All American Pipeline LP			49,300	987,972
Total Master Limited Partnerships (Cost — $7,147,400)				6,074,146

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
iShares China Large-Cap ETF, Call @ $43.00	1/18/19	500	1,954,000	2,000
iShares China Large-Cap ETF, Call @ $44.00	1/18/19	1,000	3,908,000	1,000
iShares China Large-Cap ETF, Call @ $45.00	1/18/19	1,000	3,908,000	1,000
iShares China Large-Cap ETF, Call @ $46.00	1/18/19	1,000	3,908,000	1,000
iShares China Large-Cap ETF, Call @ $47.00	1/18/19	1,000	3,908,000	1,000
iShares MSCI Emerging Markets ETF, Call @ $42.00	1/18/19	500	1,953,000	2,500
iShares MSCI Emerging Markets ETF, Call @ $43.00	1/18/19	2,000	7,812,000	4,000
iShares MSCI Emerging Markets ETF, Call @ $44.00	1/18/19	1,000	3,906,000	1,000
iShares MSCI Emerging Markets ETF, Call @ $45.00	1/18/19	1,500	5,859,000	1,500
iShares MSCI Emerging Markets ETF, Call @ $46.00	1/18/19	2,000	7,812,000	2,000
United States Oil Fund LP, Call @ $14.00	1/18/19	1,000	966,840	1,000
United States Oil Fund LP, Call @ $15.00	1/18/19	2,000	1,933,680	2,000
Total Purchased Options (Cost — $439,998)				20,000
Total Investments before Short-Term Investments (Cost — $95,184,517)				83,558,799

	Rate		Shares
Short-Term Investments — 15.3%
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class (Cost — $19,463,684)	2.500%		19,463,684	19,463,684
Total Investments — 81.3% (Cost — $114,648,201)				103,022,483
Other Assets in Excess of Liabilities — 18.7%				23,636,713
Total Net Assets — 100.0%				$126,659,196

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Core Fund 2018 Annual Report

EnTrustPermal Alternative Core Fund

Abbreviations used in this schedule:

ADR	— American Depositary Receipts

ETF	— Exchange-Traded Fund

SPDR	— Standard & Poor’s Depositary Receipts

Security	Shares	Value
Securities Sold Short‡ — (4.4)%
Common Stocks — (4.4)%
Consumer Discretionary — (3.2)%
Internet & Direct Marketing Retail — (3.2)%
Expedia Group Inc.	(36,120)	$(4,068,918)
Information Technology — (1.2)%
Semiconductors & Semiconductor Equipment — (1.2)%
KLA-Tencor Corp.	(16,275)	(1,456,450)
Total Securities Sold Short (Proceeds — $(5,696,520))		$(5,525,368)

‡	Percentages indicated are based on net assets.

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
Nikkei 225	5	3/19	$977,875	$912,367	$65,508
S&P 500 E-mini	40	3/19	5,196,812	5,010,400	186,412
Net unrealized appreciation on open futures contracts					$251,920

At December 31, 2018, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$1,537,782	12/4/20	MLEPESL Index(a)	1-Month LIBOR	—	$(4,633)
Bank of America N.A.	16,999,204	10/9/19	1-Month LIBOR plus 0.25%	MLEPLONG Index(b)	—	(2,120,689)	‡
Credit Suisse	4,019,737	11/22/19	CSUSSIRI Index(c)	1-Month LIBOR minus 1.25%	—	302,527
JPMorgan Chase Bank N.A.	10,641,218	10/24/19	JPEPSHY4 Index(d)	1-Month LIBOR minus 0.40%	—	2,433,979	‡

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	21

Consolidated schedule of investments (cont’d)

December 31, 2018

EnTrustPermal Alternative Core Fund

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$9,499,980	7/27/20	MSEPRETL Index(e)	1-Month LIBOR minus 0.10%	—	$(239,548)
Morgan Stanley & Co. Inc.	13,980,956	7/27/20	MSEPSHOR Index(f)	1-Month LIBOR minus 0.30%	—	2,178,748
Total	$56,678,877				—	$2,550,384

†	One time payment made/received by the Fund at termination date.

‡	Security is valued using significant unobservable inputs (Note 1).

(a)	The following table represents the required component disclosures associated with the total return custom equity basket swap as of period end.

Security	Shares	Market Value	Percentage of Net Assets
Esterline Technologies Corp	(12,700)	$(1,542,415)	1.22%

(b)	The following table represents the required top fifty component disclosures associated with the total return custom equity basket swap as of period end.

Security	Shares	Market Value	Percentage of Net Assets
Meridian Bioscience Inc.	10,816	$187,766	0.15%
Weis Markets Inc.	3,755	179,414	0.14%
Novo Nordisk A/S	3,696	168,723	0.13%
The North West Company Inc.	7,291	167,741	0.13%
Newmarket Corp.	407	167,721	0.13%
ResMed Inc.	1,472	167,617	0.13%
Endesa Sa	7,279	167,567	0.13%
Cadence Design Systems Inc.	3,808	165,572	0.13%
Edwards Lifesciences Corp.	1,062	162,667	0.13%
Otter Tail Corp.	3,255	161,578	0.13%
AAON Inc.	4,593	161,031	0.13%
Atco Ltd.	5,651	159,761	0.13%
Roche Holding Ag Genusssch.	642	158,594	0.13%
L’Oreal S.A. Act	689	158,534	0.13%
Yum! Brands Inc.	1,719	158,010	0.12%
Eli Lilly & Co.	1,365	157,958	0.12%
Gaztransport Et Technigaz Sa Act	2,040	156,657	0.12%
Spire Inc.	2,111	156,383	0.12%
Canadian Utilities Ltd.	6,805	156,061	0.12%
National Instruments Corp.	3,437	155,971	0.12%
Roche Holding Ag	641	155,745	0.12%

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Core Fund 2018 Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Market Value	Percentage of Net Assets
The Toro Co.	2,784	$155,570	0.12%
Graco Inc.	3,656	153,004	0.12%
Beiersdorf Ag	1,467	152,936	0.12%
Coloplast A/S	1,642	152,230	0.12%
Walmart Inc.	1,629	151,741	0.12%
Badger Meter Inc.	3,079	151,518	0.12%
Chesapeake Utilities Corp.	1,863	151,462	0.12%
Renishaw PLC	2,748	148,400	0.12%
Atricure Inc.	4,819	147,461	0.12%
Scholastic Corp.	3,642	146,627	0.12%
SpartanNash Company	8,534	146,614	0.12%
MSA Safety Inc.	1,554	146,496	0.12%
Franklin Electric Co Inc.	3,415	146,435	0.12%
Zoetis Inc.	1,711	146,359	0.12%
Texas Instruments Inc	1,535	145,058	0.11%
Ssp Group Plc	17,556	144,760	0.11%
NIKE Inc.	1,948	144,425	0.11%
Bruker Corp.	4,850	144,385	0.11%
Indutrade Ab	6,213	144,209	0.11%
Kingspan Group Plc	3,389	143,865	0.11%
Rollins Inc.	3,984	143,822	0.11%
Mge Energy Inc.	2,398	143,784	0.11%
Colgate-Palmolive Co.	2,410	143,443	0.11%
MDU Resources Group Inc.	6,007	143,207	0.11%
S&P Global Inc.	836	142,070	0.11%
Constellation Software Inc.	222	142,049	0.11%
3M Co.	745	141,952	0.11%
Enersys Inc.	1,814	140,785	0.11%
Intuit Inc.	715	140,748	0.11%

(c)	The following table represents the required component disclosures associated with the total return custom equity basket swap as of period end.

Security	Shares	Market Value	Percentage of Net Assets
Sirius XM Holdings Inc.	651,000	$3,717,210	2.93%

(d)	The following table represents the required top fifty component disclosures associated with the total return custom equity basket swap as of period end.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	23

Consolidated schedule of investments (cont’d)

December 31, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Market Value	Percentage of Net Assets
NRG Energy Inc	4,443	$175,943	0.14%
Twitter Inc	5,583	160,460	0.13%
T-Mobile US Inc	2,259	143,702	0.11%
Microchip Technology Inc	1,956	140,666	0.11%
Charter Communications Inc	490	139,532	0.11%
Williams Cos Inc/The	5,746	126,701	0.10%
HCA Healthcare Inc	974	121,228	0.10%
AES Corp/VA	8,182	118,309	0.09%
Freeport-McMoRan Inc	10,985	113,255	0.09%
Micron Technology Inc	3,566	113,149	0.09%
Nielsen Holdings PLC	4,703	109,717	0.09%
CenturyLink Inc	6,922	104,871	0.08%
Concho Resources Inc	1,002	103,026	0.08%
Western Digital Corp	2,689	99,407	0.08%
United States Steel Corp	5,302	96,717	0.08%
WellCare Health Plans Inc	399	94,101	0.07%
Advanced Micro Devices Inc	5,043	93,086	0.07%
ON Semiconductor Corp	5,495	90,728	0.07%
Centene Corp	771	88,944	0.07%
Equinix Inc	246	86,621	0.07%
Delta Air Lines Inc	1,670	83,324	0.07%
VeriSign Inc	534	79,168	0.06%
United Continental Holdings Inc	926	77,568	0.06%
Dollar Tree Inc	828	74,825	0.06%
Match Group Inc	1,708	73,052	0.06%
Diamondback Energy Inc	730	67,637	0.05%
Wynn Resorts Ltd	680	67,241	0.05%
SBA Communications Corp	395	64,000	0.05%
Ciena Corp	1,852	62,806	0.05%
Tribune Media Co	1,371	62,229	0.05%
Cypress Semiconductor Corp	4,836	61,518	0.05%
DISH Network Corp	2,449	61,154	0.05%
Molina Healthcare Inc	525	61,054	0.05%
Lamb Weston Holdings Inc	826	60,732	0.05%
Alcoa Corp	2,249	59,769	0.05%
PTC Inc	720	59,679	0.05%
American Airlines Group Inc	1,854	59,537	0.05%
Cheniere Energy Inc	992	58,704	0.05%
Qorvo Inc	957	58,116	0.05%
First Data Corp	3,358	56,780	0.04%

See Notes to Consolidated Financial Statements.

24	EnTrustPermal Alternative Core Fund 2018 Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Market Value	Percentage of Net Assets
ONEOK Inc	1,044	$56,339	0.04%
MGM Resorts International	2,283	55,389	0.04%
Hologic Inc	1,326	54,484	0.04%
FleetCor Technologies Inc	289	53,728	0.04%
Cooper Cos Inc/The	208	52,882	0.04%
Universal Health Services Inc	425	49,553	0.04%
Teleflex Inc	176	45,619	0.04%
Post Holdings Inc	502	44,780	0.04%
Jazz Pharmaceuticals PLC	338	41,887	0.03%
DaVita Inc	814	41,877	0.03%

(e)	The following table represents the required component disclosures associated with the total return custom equity basket swap as of period end.

Security	Shares	Market Value	Percentage of Net Assets
Foot Locker Inc.	8,696	$462,643	0.37%
Del Frisco’s Restaurant Group Inc.	64,028	457,803	0.36%
Citi Trends Inc.	22,076	450,138	0.36%
At Home Group Inc.	23,924	446,413	0.35%
J. Jill Inc.	83,493	445,018	0.35%
Office Depot Inc.	170,589	440,120	0.35%
Shake Shack Inc.	9,581	435,191	0.34%
Barnes & Noble Education Inc.	108,292	434,251	0.34%
Floor & Decor Holdings Inc.	16,699	432,494	0.34%
America’s Car-Mart Inc.	5,849	423,783	0.33%
The Cato Corp.	29,566	421,900	0.33%
National Vision Holdings Inc.	14,958	421,354	0.33%
Fiesta Restaurant Group Inc.	27,161	421,268	0.33%
The Habit Restaurants Inc.	40,102	421,075	0.33%
Aaron’s Inc.	9,987	419,962	0.33%
Texas Roadhouse Inc.	6,986	417,046	0.33%
Caleres Inc.	14,968	416,567	0.33%
Dave & Buster’s Entertainment Inc.	9,263	412,741	0.33%
Dick’s Sporting Goods Inc.	13,157	410,492	0.32%
Bed Bath & Beyond Inc.	35,834	405,640	0.32%
Chico’s FAS Inc.	71,118	399,686	0.32%
Papa John’s International Inc.	9,823	391,042	0.31%
Biglari Holdings Inc.	3,110	353,190	0.28%

(f)	The following table represents the required top fifty component disclosures associated with the total return custom equity basket swap as of period end.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	25

Consolidated schedule of investments (cont’d)

December 31, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Market Value	Percentage of Net Assets
Belmond Ltd., Class A	6,437	$161,111	0.13%
Cree Inc.	3,274	140,036	0.11%
Randgold Resources Ltd.	1,662	138,682	0.11%
Tribune Media Co.	3,036	137,791	0.11%
MongoDB Inc.	1,639	137,228	0.11%
Global Blood Therapeutics Inc.	3,282	134,726	0.11%
PulteGroup Inc.	4,786	124,389	0.10%
Microchip Technology Inc.	1,707	122,749	0.10%
Broadcom Inc.	478	121,665	0.10%
Veolia Environnement	5,921	121,550	0.10%
Evotec AG	6,081	120,743	0.10%
JM AB	6,131	119,626	0.09%
Esperion Therapeutics Inc.	2,598	119,524	0.09%
Hudbay Minerals Inc.	25,214	119,272	0.09%
Collegium Pharmaceutical Inc.	6,843	117,495	0.09%
Kratos Defense & Security	8,315	117,154	0.09%
Toll Brothers Inc.	3,549	116,877	0.09%
Acacia Communications Inc.	3,036	115,352	0.09%
Hostess Brands Inc.	10,540	115,305	0.09%
Logmein Inc.	1,410	115,045	0.09%
Pattern Energy Group Inc.	6,137	114,272	0.09%
Aecon Group Inc.	8,840	113,989	0.09%
FireEye Inc.	7,030	113,951	0.09%
AES Corp.	7,877	113,903	0.09%
Aixtron SE	11,707	112,552	0.09%
Nexans SA	4,024	111,939	0.09%
Newell Brands Inc.	6,018	111,868	0.09%
Mastec Inc.	2,734	110,904	0.09%
Whirlpool Corp.	1,031	110,156	0.09%
Beacon Roofing Supply Inc.	3,446	109,307	0.09%
Martin Marietta Materials	634	108,953	0.09%
Super Micro Computer Inc.	7,816	107,861	0.09%
Symantec Corp.	5,701	107,723	0.09%
Sempra Energy	993	107,430	0.08%
NCC AB., Class B Shares	6,900	107,232	0.08%
Del Frisco’s Restaurant Group	14,701	105,111	0.08%
Sunrun Inc.	9,650	105,086	0.08%
Granite Construction Inc.	2,591	104,357	0.08%
Vistra Energy Corp.	4,544	104,016	0.08%

See Notes to Consolidated Financial Statements.

26	EnTrustPermal Alternative Core Fund 2018 Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Market Value	Percentage of Net Assets
Molson Coors Brewing Co. , Class B shares	1,845	$103,627	0.08%
Vulcan Materials Co.	1,048	103,503	0.08%
Chart Industries Inc.	1,591	103,482	0.08%
Beazer Homes USA Inc.	10,835	102,717	0.08%
Marvell Technology Group Ltd.	6,304	102,059	0.08%
Asm International NV	2,460	101,806	0.08%
Nomad Foods Ltd.	6,074	101,563	0.08%
K+S Aktiengesellschaft	5,641	101,393	0.08%
Clearway Energy Inc., Class C Shares	5,855	101,001	0.08%
Radius Health Inc.	6,124	100,986	0.08%
Neophotonics Corp.	15,569	100,888	0.08%

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	27

Consolidated statement of assets and liabilities

December 31, 2018

Assets:
Investments, at value (Cost — $114,648,201)	$103,022,483
Cash	2,057,374
Foreign currency, at value (Cost — $1,488,070)	1,534,914
Deposits with brokers for OTC derivatives	12,470,000
Deposits with brokers for securities sold short	6,847,974
OTC swaps, at value (premiums received — $0)	4,915,254
Receivable for securities sold	3,513,600
Foreign currency collateral for open futures contracts, at value (Cost — $1,109,825)	1,114,494
Interest and dividends receivable	347,236
Receivable for open OTC swap contracts	763,626
Receivable for Fund shares sold	170,255
Deposits with brokers for open futures contracts	103,879
Receivable from investment manager	40,159
Interest receivable on collateral for securities sold short	16,059
Prepaid expenses	15,437
Total Assets	136,932,744

Liabilities:
Investments sold short, at value (proceeds received $5,696,520)	5,525,368
OTC swaps, at value (premiums paid — $0)	2,364,870
Payable for Fund shares repurchased	1,629,523
Foreign currency collateral due to broker for open futures contracts, at value (Cost $269,211)	274,330
Payable for securities purchased	156,875
Payable for open OTC swap contracts	86,151
Payable to broker — variation margin on open futures contracts	38,400
Service and/or distribution fees payable	14,269
Trustees’ fees payable	2,826
Accrued expenses	180,936
Total Liabilities	10,273,548
Total Net Assets	$126,659,196

Net Assets:
Par value (Note 7)	$101
Paid-in capital in excess of par value	143,058,812
Total distributable earnings (loss)	(16,399,717)
Total Net Assets	$126,659,196

See Notes to Consolidated Financial Statements.

28	EnTrustPermal Alternative Core Fund 2018 Annual Report

Net Assets:
Class A	$11,939,132
Class C	$12,922,457
Class FI	$49,165
Class I	$101,592,789
Class IS	$155,653

Shares Outstanding:
Class A	952,330
Class C	1,036,443
Class FI	3,821
Class I	8,110,447
Class IS	12,273

Net Asset Value:
Class A (and redemption price)	$12.54
Class C*	$12.47
Class FI (and redemption price)	$12.87
Class I (and redemption price)	$12.53
Class IS (and redemption price)	$12.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.31

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	29

Consolidated statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividends and distributions	$4,582,594
Return of capital (Note 1(m))	(1,496,856)
Net Dividends and Distributions	3,085,738
Interest	1,059,862
Less: Foreign taxes withheld	(16,878)
Total Investment Income	4,128,722

Expenses:
Investment management fee (Note 2)	2,283,278
Dividend expense on securities sold short	578,166
Transfer agent fees (Note 5)	327,222
Service and/or distribution fees (Notes 2 and 5)	228,344
Legal fees	224,898
Registration fees	104,830
Fund accounting fees	63,277
Audit and tax fees	51,733
Shareholder reports	44,659
Commodity pool reports	40,250
Trustees’ fees	18,097
Custody fees	7,383
Insurance	5,064
Interest expense	3,783
Miscellaneous expenses	8,148
Total Expenses	3,989,132
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(458,620)
Net Expenses	3,530,512
Net Investment Income	598,210

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,482,290
Futures contracts	(761,797)
Securities sold short	(7,480,304)
REIT distributions	132,744
Swap contracts	1,051,581
Forward foreign currency contracts	(203,878)
Foreign currency transactions	(53,094)
Net Realized Loss	(3,832,458)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(28,499,092)
Futures contracts	251,920
Securities sold short	6,024,709
Swap contracts	2,550,384
Forward foreign currency contracts	20,727
Foreign currencies	45,249
Change in Net Unrealized Appreciation (Depreciation)	(19,606,103)
Net Loss on Investments, Futures Contracts, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(23,438,561)
Decrease in Net Assets From Operations	$(22,840,351)

See Notes to Consolidated Financial Statements.

30	EnTrustPermal Alternative Core Fund 2018 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income (loss)	$598,210	$(178,376)
Net realized gain (loss)	(3,832,458)	354,540
Change in net unrealized appreciation (depreciation)	(19,606,103)	5,991,133
Increase (Decrease) in Net Assets From Operations	(22,840,351)	6,167,297

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(2,000,003)	(2,051,501)
Return of capital	—	(48,526)
Decrease in Net Assets From Distributions to Shareholders	(2,000,003)	(2,100,027)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	55,752,166	242,508,957
Reinvestment of distributions	1,672,143	1,531,034
Cost of shares repurchased	(267,405,371)	(165,651,331)
Increase (Decrease) in Net Assets From Fund Share Transactions	(209,981,062)	78,388,660
Increase (Decrease) in Net Assets	(234,821,416)	82,455,930

Net Assets:
Beginning of year	361,480,612	279,024,682
End of year(b)	$126,659,196	$361,480,612

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 9. For the year ended December 31, 2017, distributions from net investment income were $2,051,501.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 9. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $731,747.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	31

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.06	$13.80	$13.24	$13.96	$15.02

Income (loss) from operations:
Net investment income (loss)	0.02	(0.04)	0.04	0.20	0.34
Net realized and unrealized gain (loss)	(1.36)	0.32	0.62	(0.37)	0.23
Total income (loss) from operations	(1.34)	0.28	0.66	(0.17)	0.57

Less distributions from:
Net investment income	(0.18)	(0.02)	(0.03)	(0.26)	(0.81)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)
Return of capital	—	(0.00) [2]	—	—	—
Total distributions	(0.18)	(0.02)	(0.10)	(0.55)	(1.63)

Net asset value, end of year	$12.54	$14.06	$13.80	$13.24	$13.96
Total return[3]	(9.50)%	2.03%	5.07%	(1.26)%	3.82%

Net assets, end of year (000s)	$11,939	$22,165	$47,467	$35,704	$14,324

Ratios to average net assets:
Gross expenses[4]	1.72%	1.62%	1.76%	1.46%	1.40%
Net expenses[4,5,6]	1.54	1.61	1.37	1.21	0.39
Net investment income (loss)	0.13	(0.30)	0.31	1.46	2.27

Portfolio turnover rate	190%[7]	78%[7]	85%[7]	105%[7]	111%

See Notes to Consolidated Financial Statements.

32	EnTrustPermal Alternative Core Fund 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.95%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 261%, 150%, 129% and 141% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	33

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.93	$13.76	$13.30	$14.03	$15.07

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.14)	(0.06)	0.06	0.23
Net realized and unrealized gain (loss)	(1.33)	0.31	0.62	(0.34)	0.23
Total income (loss) from operations	(1.41)	0.17	0.56	(0.28)	0.46

Less distributions from:
Net investment income	(0.05)	—	(0.03)	(0.16)	(0.68)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)
Total distributions	(0.05)	—	(0.10)	(0.45)	(1.50)

Net asset value, end of year	$12.47	$13.93	$13.76	$13.30	$14.03
Total return[2]	(10.14)%	1.24%	4.29%	(2.02)%	3.09%

Net assets, end of year (000s)	$12,922	$23,861	$29,034	$31,555	$28,315

Ratios to average net assets:
Gross expenses[3]	2.47%	2.39%	2.45%	2.18%	2.14%
Net expenses[3,4,5]	2.29	2.38	2.12	1.85	1.14
Net investment income (loss)	(0.61)	(0.98)	(0.46)	0.42	1.54

Portfolio turnover rate	190%[6]	78%[6]	85%[6]	105%[6]	111%

See Notes to Consolidated Financial Statements.

34	EnTrustPermal Alternative Core Fund 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.70%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation took into account the Underlying Funds expense ratios.

[6]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 261%, 150%, 129% and 141% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	35

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.35	$14.09	$13.52	$14.25	$15.27

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.03)	0.04	0.34	0.33
Net realized and unrealized gain (loss)	(1.35)	0.32	0.63	(0.51)	0.25
Total income (loss) from operations	(1.36)	0.29	0.67	(0.17)	0.58

Less distributions from:
Net investment income	(0.12)	(0.03)	(0.03)	(0.27)	(0.78)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)
Return of capital	—	(0.00) [2]	—	—	—
Total distributions	(0.12)	(0.03)	(0.10)	(0.56)	(1.60)

Net asset value, end of year	$12.87	$14.35	$14.09	$13.52	$14.25
Total return[3]	(9.51)%	2.03%	5.04%	(1.23)%	3.85%

Net assets, end of year (000s)	$49	$223	$205	$341	$14

Ratios to average net assets:
Gross expenses[4]	1.75%	1.66%	1.69%	1.64%	1.69%
Net expenses[4,5,6]	1.57	1.64	1.37	1.41	0.38
Net investment income (loss)	(0.08)	(0.20)	0.31	2.41	2.18

Portfolio turnover rate	190%[7]	78%[7]	85%[7]	105%[7]	111%

See Notes to Consolidated Financial Statements.

36	EnTrustPermal Alternative Core Fund 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.95%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 261%, 150%, 129% and 141% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	37

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.04	$13.82	$13.23	$13.94	$15.00

Income (loss) from operations:
Net investment income	0.04	0.01	0.08	0.24	0.38
Net realized and unrealized gain (loss)	(1.34)	0.31	0.61	(0.38)	0.23
Total income (loss) from operations	(1.30)	0.32	0.69	(0.14)	0.61

Less distributions from:
Net investment income	(0.21)	(0.10)	(0.03)	(0.28)	(0.85)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)
Return of capital	—	(0.00) [2]	—	—	—
Total distributions	(0.21)	(0.10)	(0.10)	(0.57)	(1.67)

Net asset value, end of year	$12.53	$14.04	$13.82	$13.23	$13.94
Total return[3]	(9.34)%	2.30%	5.30%	(1.02)%	4.09%

Net assets, end of year (millions)	$102	$315	$202	$148	$54

Ratios to average net assets:
Gross expenses[4]	1.48%	1.44%	1.53%	1.22%	1.13%
Net expenses[4,5,6]	1.30	1.41	1.12	0.96	0.14
Net investment income	0.31	0.06	0.56	1.75	2.59

Portfolio turnover rate	190%[7]	78%[7]	85%[7]	105%[7]	111%

See Notes to Consolidated Financial Statements.

38	EnTrustPermal Alternative Core Fund 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018 as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 0.90%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018 as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.70%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation took into account the Underlying Funds expense ratios.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 261%, 150%, 129% and 141% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	39

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.23	$14.03	$13.42	$14.13	$15.16

Income (loss) from operations:
Net investment income (loss)	0.09	(0.01)	0.15	0.19	0.41
Net realized and unrealized gain (loss)	(1.41)	0.32	0.56	(0.33)	0.20
Total income (loss) from operations	(1.32)	0.31	0.71	(0.14)	0.61

Less distributions from:
Net investment income	(0.23)	(0.11)	(0.03)	(0.28)	(0.82)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)
Return of capital	—	(0.00) [2]	—	—	—
Total distributions	(0.23)	(0.11)	(0.10)	(0.57)	(1.64)

Net asset value, end of year	$12.68	$14.23	$14.03	$13.42	$14.13
Total return[3]	(9.24)%	2.19%	5.38%	(0.97)%	4.06%

Net assets, end of year (000s)	$156	$54	$133	$14	$22

Ratios to average net assets:
Gross expenses[4]	1.47%	1.33%	2.54%	1.32%	1.37%
Net expenses[4,5,6]	1.22	1.33	1.05	0.82	0.15
Net investment income (loss)	0.67	(0.04)	1.11	1.32	2.72

Portfolio turnover rate	190%[7]	78%[7]	85%[7]	105%[7]	111%

See Notes to Consolidated Financial Statements.

40	EnTrustPermal Alternative Core Fund 2018 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, prior to January 5, 2018, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.70%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. In addition, effective February 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitations took into account the Underlying Funds expense ratios.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 261%, 150%, 129% and 141% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Annual Report	41

Notes to consolidated financial statements

1. Organization and significant accounting policies

EnTrustPermal Alternative Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies, or indirectly through underlying funds, which include exchange-traded funds (“ETFs”), mutual funds, closed-end funds and indexed or other performance-related instruments, including exchange-traded notes as identified by EnTrustPermal Partners Offshore LP (“EPOLP”). Consistent with its investment objective, the Fund may invest in any investment strategy or technique and in any region or country. To the extent that the Fund invests in underlying funds, it may invest in affiliated and unaffiliated ETFs and mutual funds and unaffiliated closed-end funds. Prior to January 5, 2018, the Fund was a “fund of funds”, which pursued its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and ETFs.

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or certain derivative instruments tied to commodities, through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day

42	EnTrustPermal Alternative Core Fund 2018 Annual Report

of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund value these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

EnTrustPermal Alternative Core Fund 2018 Annual Report	43

Notes to consolidated financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$6,506,421	$1,456,567	—	$7,962,988
Health care	1,701,897	1,533,669	—	3,235,566
Materials	4,591,744	2,723,832	—	7,315,576
Other common stocks	44,456,067	—	—	44,456,067
Investments in underlying funds	13,210,706	1,283,750	—	14,494,456
Master limited partnerships	6,074,146	—	—	6,074,146
Purchased options	18,000	2,000	—	20,000
Total long-term investments	76,558,981	6,999,818	—	83,558,799
Short-term investments†	19,463,684	—	—	19,463,684
Total investments	$96,022,665	$6,999,818	—	$103,022,483
Other financial instruments:
Futures contracts	251,920	—	—	251,920
OTC total return swaps	—	2,481,275	$2,433,979	4,915,254
Total other financial instruments	$251,920	$2,481,275	—	$5,167,174
Total	$96,274,585	$9,481,093	$2,433,979	$108,189,657

44	EnTrustPermal Alternative Core Fund 2018 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Securities sold short†	$5,525,368	—	—	$5,525,368
Other financial instruments:
OTC total return swaps	—	$244,181	$2,120,689	2,364,870
Total	$5,525,368	$244,181	$2,120,689	$7,890,238

†	See Consolidated Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2018, securities valued at $6,997,818 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

EnTrustPermal Alternative Core Fund 2018 Annual Report	45

Notes to consolidated financial statements (cont’d)

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

46	EnTrustPermal Alternative Core Fund 2018 Annual Report

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

EnTrustPermal Alternative Core Fund 2018 Annual Report	47

Notes to consolidated financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2018, see Note 4.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument or basket of instruments for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest.

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To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

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Notes to consolidated financial statements (cont’d)

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

50	EnTrustPermal Alternative Core Fund 2018 Annual Report

will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of December 31, 2018, the Fund held OTC total return swaps with credit related contingent features which had a liability position of $2,364,870. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $12,470,000; which could be used to reduce the required payment.

At December 31, 2018, the Fund held cash collateral from JPMorgan Chase Bank NA in the amount of $1,450,000. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Consolidated Statement of Operations.

(o) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to consolidated financial statements (cont’d)

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Distributable Earnings (Loss)	Paid-in Capital
(a)	$(785,755)	$785,755

(a)	Reclassifications are due to book/tax differences in the treatment of consolidated subsidiaries.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and EnTrustPermal Partners Offshore LP (“EPOLP”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and EPOLP is a subsidiary of Legg Mason.

52	EnTrustPermal Alternative Core Fund 2018 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $1 billion	0.900%
Over $1 billion and up to and including $2 billion	0.850
Over $2 billion	0.800

Prior to January 5, 2018, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to EPOLP and Western Asset the day-to-day portfolio management of the Fund. LMPFA (not the Fund) pays EPOLP an aggregate fee equal to 70% of the management fee paid to LMPFA for all services provided by EPOLP, net of fee waivers and expense reimbursements and the fee paid to Western Asset for management of the Fund’s cash and short-term instruments allocated to it.

Prior to January 5, 2018, LMPFA paid EPOLP and Western Asset an aggregate subadvisory fee in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

Prior to January 5, 2018, LMPFA also paid EPOLP for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expense on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Prior to January 5, 2018, LMPFA agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expense on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.15% for Class A shares,

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Notes to consolidated financial statements (cont’d)

1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

Prior to January 5, 2018, LMPFA had also agreed to voluntarily waive fees and/or reimburse operating expenses so that total annual fund operating expenses did not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $458,620.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$3,305	—
CDSCs	—	$1,914

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

54	EnTrustPermal Alternative Core Fund 2018 Annual Report

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$347,889,742
Sales	519,732,044

*	Excluding securities sold short and covers on securities sold short in the amount of $55,850,197 and $130,185,472, respectively.

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$114,631,397	$1,614,439	$(13,223,353)	$(11,608,914)
Swap contracts	—	4,915,254	(2,364,870)	2,550,384
Futures contracts	—	251,920	—	251,920
Securities sold short	(5,696,520)	213,941	(42,789)	171,152

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
	Commodity Risk	Equity Risk	Total
Purchased options[2]	$3,000	$17,000	$20,000
Futures contracts[3]	—	251,920	251,920
OTC swap contracts	—	4,915,254	4,915,254
Total	$3,000	$5,184,174	$5,187,174

LIABILITY DERIVATIVES[1]
Equity Risk
OTC swap contracts	$2,364,870

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

EnTrustPermal Alternative Core Fund 2018 Annual Report	55

Notes to consolidated financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate	Commodity Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$1,255,280	—	$(630,396)	$624,884
Futures contracts	$(672,675)	379,598	—	(468,720)	(761,797)
Swap contracts	—	—	—	1,051,581	1,051,581
Forward foreign currency contracts	—	—	$(203,878)	—	(203,878)
Total	$(672,675)	$1,634,878	$(203,878)	$(47,535)	$710,790

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Commodity Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	$(46,103)	—	$38,186	$(7,917)
Futures contracts	—	—	251,920	251,920
Swap contracts	—	—	2,550,384	2,550,384
Forward foreign currency contracts	—	$20,727	—	20,727
Total	$(46,103)	$20,727	$2,840,490	$2,815,114

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$156,558
Futures contracts (to buy)†	9,016,536
Futures contracts (to sell)	11,722,137
Forward foreign currency contracts (to sell)†	958,596

Average Notional Balance
Total return swap contracts	$23,553,454

†	At December 31, 2018, there were no open positions held in this derivative.

56	EnTrustPermal Alternative Core Fund 2018 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Bank of America N.A.	—	$(2,125,322)	$(2,125,322)	$2,125,322	—
Credit Suisse	$302,527	—	302,527	—	$302,527
JPMorgan Chase Bank NA	2,433,979	—	2,433,979	(1,450,000)	983,979
Morgan Stanley & Co. Inc.	2,178,748	(239,548)	1,939,200	239,548	2,178,748
Total	$4,915,254	$(2,364,870)	$2,550,384	$914,870	$3,465,254

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instance, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$40,816	$17,697
Class C	187,214	20,417
Class FI	314	231
Class I	—	288,776
Class IS	—	101
Total	$228,344	$327,222

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$29,385
Class C	33,786
Class FI	227
Class I	394,860
Class IS	362
Total	$458,620

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Notes to consolidated financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$173,850	$33,056
Class C	48,917	—
Class FI	472	405
Class I	1,773,946	2,017,050
Class IS	2,818	990
Total	$2,000,003	$2,051,501

Return of Capital:
Class A	—	$782
Class C	—	—
Class FI	—	10
Class I	—	47,711
Class IS	—	23
Total	—	$48,526

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	169,444	$2,299,244	878,223	$12,321,851
Shares issued on reinvestment	13,227	165,198	2,273	35,366
Shares repurchased	(807,266)	(11,010,700)	(2,743,380)	(38,445,958)
Net decrease	(624,595)	$(8,546,258)	(1,862,884)	$(26,088,741)

Class C
Shares sold	52,749	$719,047	275,776	$3,857,299
Shares issued on reinvestment	3,486	43,297	—	—
Shares repurchased	(732,513)	(9,777,531)	(673,290)	(9,411,811)
Net decrease	(676,278)	$(9,015,187)	(397,514)	$(5,554,512)

Class FI
Shares sold	—	—	9,320	$134,000
Shares issued on reinvestment	37	$472	29	415
Shares repurchased	(11,755)	(167,792)	(8,348)	(120,191)
Net increase (decrease)	(11,718)	$(167,320)	1,001	$14,224

58	EnTrustPermal Alternative Core Fund 2018 Annual Report

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,848,522	$52,587,931	16,085,968	$226,191,716
Shares issued on reinvestment	117,016	1,460,358	105,439	1,497,240
Shares repurchased	(18,311,058)	(246,415,469)	(8,366,228)	(117,586,689)
Net increase (decrease)	(14,345,520)	$(192,367,180)	7,825,179	$110,102,267

Class IS
Shares sold	10,706	$145,944	285	$4,091
Shares issued on reinvestment	223	2,818	70	1,013
Shares repurchased	(2,441)	(33,879)	(6,072)	(86,682)
Net increase (decrease)	8,488	$114,883	(5,717)	$(81,578)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,000,003	$2,051,501
Tax return of capital	—	48,526
Total distributions paid	$2,000,003	$2,100,027

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,534,457
Deferred capital losses*	(6,740,269)
Other book/tax temporary differences(a)	(2,603,695)
Unrealized appreciation (depreciation)(b)	(8,590,210)
Total accumulated earnings (losses) — net	$(16,399,717)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, option, swap, and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the deferral of losses on short sales and book/tax basis adjustments in partnership investments.

9. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors.

EnTrustPermal Alternative Core Fund 2018 Annual Report	59

Notes to consolidated financial statements (cont’d)

Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Consolidated Financial Statements.

60	EnTrustPermal Alternative Core Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and

Shareholders of EnTrustPermal Alternative Core Fund

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of EnTrustPermal Alternative Core Fund and its subsidiary (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018 and the consolidated statement of changes in net assets and the consolidated financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

EnTrustPermal Alternative Core Fund 2018 Annual Report	61

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which EnTrustPermal Partners Offshore LP (“EPOLP”) provides day-to-day management of the Fund’s portfolio and assumes responsibility for the provision of certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with EPOLP, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Western Asset are wholly-owned subsidiaries, and EPOLP is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

62	EnTrustPermal Alternative Core Fund

management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and EPOLP, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2018. The Fund performed below the median performance of the funds in the Performance Universe for the one-year period, performed at the median performance of the funds in the Performance Universe for the three-year period,

EnTrustPermal Alternative Core Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and performed better than the median performance and was ranked in the first quintile of the funds in the Performance Universe for the five-year period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2018, which showed that the Fund’s performance was below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2018 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers, noting the changes in how the Fund’s investment strategy is implemented and the revision to the Fund’s investment restriction relating to concentration of investments that became effective on January 5, 2018. The Trustees noted that the Manager and EPOLP were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review and noting the recent changes to the manner in which Fund’s investment strategy is implemented, the Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or expense reimbursement arrangements that were in effect for the Fund, which partially reduced the management fee paid to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

64	EnTrustPermal Alternative Core Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 13 institutional alternative multi-strategy funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional alternative multi-strategy funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees noted the increase in the management fee payable by the Fund to the Manager and in the sub-advisory fee payable by the Manager to EPOLP, effective January 5, 2018, which was not fully reflected in the Broadridge data for an annual period. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, effective January 5, 2018, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets were below the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders

EnTrustPermal Alternative Core Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

66	EnTrustPermal Alternative Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of EnTrustPermal Alternative Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

EnTrustPermal Alternative Core Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

68	EnTrustPermal Alternative Core Fund

Independent Trustees† cont’d

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

EnTrustPermal Alternative Core Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

70	EnTrustPermal Alternative Core Fund

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

EnTrustPermal Alternative Core Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

72	EnTrustPermal Alternative Core Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date:	12/26/2018
Payable date:	12/27/2018
Ordinary income:
Qualified dividend income for individuals	28.50%
Dividends qualifying for the dividends
received deduction for corporations	23.36%

Please retain this information for your records.

EnTrustPermal Alternative Core Fund	73

EnTrustPermal

Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H.Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

EnTrustPermal Partners Offshore LP

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective June 11, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

EnTrustPermal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML012193 2/19 SR19-3549

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,385 in December 31, 2017 and $159,094 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,100 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2017 and $6,000 in December 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2019